Exhibit 10.2

May 4, 2016

Re: Forest City Enterprises Accordion Exercise

Reference is made to that certain Credit Agreement, dated as of November 17, 2015, among FOREST CITY ENTERPRISES, L.P., a Delaware limited partnership (f/k/a FOREST CITY ENTERPRISES, INC., an Ohio corporation) (the “Borrower”), certain affiliates of the Borrower from time to time party thereto, as Guarantors, each lender from time to time party thereto, BANK OF AMERICA, N.A. (together with its successors, “Bank of America”), as Administrative Agent, and Bank of America and PNC BANK, NATIONAL ASSOCIATION, as Swing Line Lenders and L/C Issuers (as heretofore amended, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower has elected to increase the aggregate amount of the Lenders’ Commitments from $500 million to $600 million pursuant to the provisions of Section 2.15 of the Credit Agreement (the “Accordion Exercise”). Subject to the conditions set forth in Section 2.15 of the Credit Agreement, the Accordion Exercise shall be effective as of May 4, 2016 (the “Increase Effective Date”).

In connection with the Accordion Exercise, the following existing Lenders have agreed to increase their Commitments by the amounts set forth opposite their names:

Associated Bank	$13,333,333.33
Fifth Third Bank, an Ohio Banking Corporation	$13,333,333.33
Goldman Sachs Bank USA	$16,666,666.67
M&T Bank	$20,000,000.00
Barclays Bank PLC	$36,666,666.67

Attached hereto as Exhibit A is an amended and restated Schedule 2.01 to the Credit Agreement that reflects the increased Commitments. Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with the Schedule 2.01 attached hereto. On the Increase Effective Date, the Administrative Agent shall post the updated schedule upon consummation of the Accordion Exercise.
[signature pages follow]

FCE Accordion Exercise Confirmation Letter

Each of the undersigned hereby accepts and consents to the Accordion Exercise and the increase in Commitments set forth above, as of the date first written above.

Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

By: /s/ Oltiana M. Pappa
Name: Oltiana M. Pappas
Title: Senior Vice President

FCE Accordion Exercise Confirmation Letter

PNC Bank, National Association, as Swing Line Lender and L/C Issuer

By: /s/ John E. Wilgus, II
Name: John E. Wilgus, II
Title: Senior Vice President

FCE Accordion Exercise Confirmation Letter

Forest City Enterprises, L.P.

By: Forest City Realty Trust, Inc., a Maryland corporation
and its general partner

By: /s/ Robert G. O’Brien
Name: Robert G. O’Brien
Title: Executive Vice President and Chief Financial Officer

EACH OF THE GUARANTORS
LISTED ON ANNEX A HERETO

By: /s/ Robert G. O’Brien
Name: Robert G. O’Brien
Title: Executive Vice President and Chief Financial Officer

FCE Accordion Exercise Confirmation Letter

Associated Bank, National Association

By: /s/ Michael J. Sedivy
Name: Michael J. Sedivy
Title: Senior Vice President

FCE Accordion Exercise Confirmation Letter

Fifth Third Bank, an Ohio Banking Corporation

By: /s/ Klay Schmeisser
Name: Klay Schmeisser
Title: SVP

FCE Accordion Exercise Confirmation Letter

Goldman Sachs Bank USA

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

FCE Accordion Exercise Confirmation Letter

M&T Bank

By: /s/ David Ladori
Name: David Ladori
Title: Vice President

FCE Accordion Exercise Confirmation Letter

Barclays Bank PLC

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

FCE Accordion Exercise Confirmation Letter

ANNEX A

Guarantors

Forest City Realty Trust, Inc.
Forest City Properties, LLC (f/k/a Forest City Rental Properties Corporation)
Forest City Residential Group, LLC (f/k/a Forest City Residential Group, Inc.)
Forest City Equity Services, LLC (f/k/a Forest City Equity Services, Inc.)
Ballston Office Center, LLC
Chapel Hill Apartments, Ltd.
FC Stratford TOD, LLC
National Grand Lowry Lofts Associates LP
National Grand Lowry Lofts Partners, LLC (f/k/a National Grand Lowry Lofts Partners GP)
FC Grand Lowry, LLC (f/k/a FC Grand Lowry, Inc.)
FC Grand Lowry of Ohio, LLC (f/k/a FC Grand Lowry of Ohio, Inc.)
FC Cortez Hill Associates, L.P.
FC Cortez Hill, LLC (f/k/a FC Cortez Hill, Inc.)
Forest City Pierrepont Associates, LLC (f/k/a Forest City Pierrepont Associates)
Forest City Pierrepont, LLC (f/k/a Forest City Pierrepont, Inc.)
FC New KERA, LLC
KERA Limited Partnership
Forest City Master Associates III, LLC
Ratner-Kessler Realty, LLC (f/k/a Ratner-Kessler Realty, Inc.)
Master III FC/BCR Holdings, LLC (f/k/a Master III FC/BCR Holdings, Inc.)
Forest City Commercial Holdings, LLC (f/k/a Forest City Commercial Holdings, Inc.)
Harlem Center Office, LLC
FC Harlem Center Office, LLC
FC Harlem Office, LLC (f/k/a FC Harlem Office, Inc.)
Stapleton North Town, LLC
WBA Woodlake, L.L.C.
RRG Jay Office, LLC (f/k/a RRG Jay Office, Inc.)
330 Jay Office Associates, LLC
Forest City Jay Street Associates, L.P.
FC B.U.G., LLC
Forest City B.U.G. Building, LLC (f/k/a Forest City B.U.G. Building, Inc.)
RRG B.U.G. Associates L.P.
RRG BUG, LLC (f/k/a RRG B.U.G., Inc.)
Forest City SIAC Building, LLC (f/k/a Forest City S.I.A.C. Building, Inc.)
Forest City Flatbush, LLC (f/k/a Forest City Flatbush, Inc.)
FC Member, LLC (f/k/a F.C. Member, Inc.)
Forest City Fulton Street Building, LLC (f/k/a Forest City Fulton Street Building, Inc.)
Forest City Tech Place, LLC (f/k/a Forest City Tech Place, Inc.)
Forest City Bluffside, LLC (f/k/a Forest City Bluffside Corporation)
Cleveland/NY Residential, LLC
Forest City NY, LLC (f/k/a Forest City N.Y., Inc.)

FCE Accordion Exercise Confirmation Letter

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$100,000,000.00	16.666666670%
PNC Bank, National Association	$100,000,000.00	16.666666670%
KeyBank National Association	$60,000,000.00	10.000000000%
Citibank, N.A.	$55,000,000.00	9.166666666%
Barclays Bank Plc	$55,000,000.00	9.166666666%
The Huntington National Bank	$50,000,000.00	8.333333333%
The Bank of New York Mellon	$50,000,000.00	8.333333333%
U.S. Bank National Association	$35,000,000.00	5.833333333%
M&T Bank	$30,000,000.00	5.000000000%
Goldman Sachs Bank USA	$25,000,000.00	4.166666666%
Fifth Third Bank, an Ohio Banking Corporation	$20,000,000.00	3.333333333%
Associated Bank, National Association	$20,000,000.00	3.333333333%

Total	$600,000,000.00	100.000000000%

FCE Accordion Exercise Confirmation Letter